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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2002

HORIZON GROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-24123	38-3407933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
77 West Wacker Drive, Suite 4200 Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)
Registrant's telephone number, including area code: (312) 917-8870
N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events.

        On July 15, 2002, Horizon Group Properties, Inc. (the "Company") announced that it has refinanced the debt secured by its outlet shopping centers in Laughlin, Nevada; Medford, Minnesota; Warrenton, Missouri and Monroe, Michigan that was held by CDC Mortgage Capital, Inc. ("CDC"). The refinancing proceeds were provided by two loans totaling $25.5 million from UBS Warburg Real Estate Investment Inc. ("UBS") and two loans totaling $7.0 million from Beal Bank, S.S.B. ("Beal").

        The press release announcing the Company's refinancing is attached hereto as Exhibit 99.1. The respective loan documents are also attached hereto as exhibits.

ITEM 7.    Exhibits.

(c)
Exhibits.

Exhibit Number	Description
10.54	Promissory Note I dated as of July 10, 2002 between Monroe Outlet Center LLC and Beal Bank, S.S.B. related to the financing of vacant land in Norton Shores, Michigan and Fruitport Township, Michigan.
10.55	Promissory Note II dated as of July 10, 2002 between Monroe Outlet Center LLC and Beal Bank, S.S.B. related to the financing of the outlet center in Monroe, Michigan.
10.56	Commercial Mortgage dated July 10, 2002 between Monroe Outlet Center LLC and Beal Bank, S.S.B. related to the financing of the outlet center in Monroe, Michigan.
10.57	Guaranty Agreement dated July 10, 2002 in favor of Beal Bank, S.S.B. related to the Monroe Outlet Center LLC loans.
10.58
Second Amended and Restated Guaranty and Indemnity Agreement dated July 11, 2002 by and among Horizon Group Properties, Inc., Horizon Group Properties, L.P., Prime Retail, Inc. and Prime Retail, L.P. related to the financing of the outlet center in Monroe, Michigan.
10.59
Loan Agreement dated as of July 11, 2002 by and among UBS Warburg Real Estate Investments Inc., Laughlin Outlet Center LLC, Warrenton Outlet Center LLC and Medford Outlet Center LLC related to the financing of the Laughlin, Nevada, Medford, Minnesota, and Warrenton, Missouri outlet centers
10.60	Promissory Note dated July 11, 2002 between UBS Warburg Real Estate Investments Inc. and Laughlin Outlet Center LLC related to the financing of the outlet center in Laughlin, Nevada.
10.61
Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of July 11, 2002 between Laughlin Outlet Center LLC and Fidelity National Title Insurance Company for the benefit of UBS Warburg Real Estate Investments Inc. related to the financing of the outlet center in Laughlin, Nevada.
10.62
Guarantor Deed of Trust, Assignment of Leases and Rents, Security Agreement and Guaranty dated as of July 11, 2002 between Laughlin Outlet Center LLC and Fidelity National Title Insurance Company for the benefit of UBS Warburg Real Estate Investments Inc. related to the financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton Missouri outlet centers
10.63
Guaranty of Recourse Obligations dated as of July 11, 2002 by Horizon Group Properties, Inc. and Horizon Group Properties, L.P. for the benefit of UBS Warburg Real Estate Investments Inc. related to the financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
10.64
Cash Management Agreement dated as of July 11, 2002 among Laughlin Outlet Center LLC, Medford Outlet Center LLC, Warrenton Outlet Center LLC, Wachovia Bank, National Association, UBS Warburg Real Estate Investments Inc.; and Horizon Group Properties, L.P. related to the financing of the Laughlin, Nevada, Medford, Minnesota, and Warrenton, Missouri outlet centers.

10.65
Environmental Indemnity Agreement dated as of July 11, 2002 by Laughlin Outlet Center LLC, Medford Outlet Center LLC, Warrenton Outlet Center LLC, Horizon Group Properties, Inc. and Horizon Group Properties, L.P. in favor of UBS Warburg Real Estate Investments Inc. related to the financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
10.66
Mezzanine Loan Document dated as of July 11, 2002 by and among Laughlin Holdings LLC, Medford Holdings LLC and Warrenton Holdings LLC and UBS Warburg Real Estate Investments Inc. related to the mezzanine financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
10.67	Promissory Note dated July 11, 2002 between Laughlin Holdings LLC and UBS Warburg Real Estate Investments Inc. related to the mezzanine financing of the Laughlin, Nevada outlet center.
10.68
Guaranty of Recourse Obligations dated as of July 11, 2002 by Horizon Group Properties, Inc. and Horizon Group Properties, L.P. for the benefit of UBS Warburg Real Estate Investments Inc. related to the mezzanine financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
10.69
Pledge and Security Agreement dated as of July 11, 2002 between Laughlin Holdings LLC and UBS Warburg Real Estate Investments Inc. related to the mezzanine financing of the Laughlin, Nevada outlet center.
10.70
Guarantor Pledge and Security Agreement dated as of July 11, 2002 between Laughlin Holdings LLC and UBS Warburg Real Estate Investments Inc. related to the mezzanine financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
10.71
Subordinate Cash Management Agreement dated as of July 11, 2002 among Laughlin Holdings LLC, Medford Holdings LLC, Warrenton Holdings LLC, Wachovia Bank, National Association and UBS Warburg Real Estate Investments Inc. related to the mezzanine financing of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
10.72
Environmental Indemnity Agreement dated as of July 11, 2002 by Laughlin Holdings LLC, Medford Holdings LLC, Warrenton Holdings LLC, Horizon Group Properties, Inc. and Horizon Group Properties, L.P. in favor of UBS Warburg Real Estate Investments Inc. related to the mezzanine financings of the Laughlin, Nevada, Medford, Minnesota and Warrenton, Missouri outlet centers.
99.1	Press release issued by the Company on July 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GROUP PROPERTIES, INC.
Date: August 9, 2002	By:	/s/ DAVID R. TINKHAM
	Name:	David R. Tinkham
	Title:	Chief Financial Officer and Secretary

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  ITEM 5. Other Events.
  ITEM 7. Exhibits.
SIGNATURES